===============================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


      Date of Report (Date of earliest event reported): November 23, 1999








                            VISION TWENTY-ONE, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)




               FLORIDA                                      0-22977                                59-3384581
----------------------------------------       --------------------------------       -------------------------------------
           (State or other                                (Commission                          (IRS Employer
           jurisdiction of                               File Number)                        Identification No.)
           incorporation)




                            7360 BRYAN DAIRY ROAD
                               LARGO, FLORIDA                                                         33777
------------------------------------------------------------------------------        -------------------------------------
(Address of principal executive offices)                                                          (Zip Code)






Registrant's Telephone Number, Including Area Code:  727-545-4300



===============================================================================

ITEM 5.  OTHER EVENTS.

         Credit Facility. As the Company pursues its previously announced strategic initiatives, it has amended its credit facility. The Company, the Bank of Montreal as Agents for the Banks and the Banks party to the Company's Amended and Restated Credit Agreement (the "Credit Agreement") executed additional amendments to its credit facility dated November 24, 1999, December 3, 1999, and December 10, 1999 respectively, relating to certain provisions of the Credit Agreement. Copies of the amendments are filed herewith as Exhibits 4.20, 4.21 and 4.22 respectively and incorporated herein by reference.

         Press Releases. On November 23, 1999 the Company issued a press release announcing the appointment of Bruce S. Maller as Chairman of the Board of Directors. On December 10, 1999, the Company issued a press release announcing strategic initiatives updates. Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2 respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  See Exhibit Index attached hereto.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed with this Form 8-K and oral statements by officers of the Company that are not based on historical fact constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. The terms "Vision Twenty-One," "company," "we," "our" and "us" refer to Vision Twenty-One, Inc. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements appear in the press release, and include statements regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things; our future growth and operating strategies and anticipated future performance and operating results, our financing plans, our plan regarding the anticipated restructuring of managed practice relationships, our business integration plan and cost reduction program and the expected savings therefrom, our expected charges for the fourth quarter, and our current and expected future savings and charges from the consolidation of infrastructure and the impact it may have on our future performance. You are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward looking statements as a result of various factors. The factors that might cause such differences include, among others, the following: (i) our inability to sell business units and or the entire business at a price beneficial to shareholders and satisfactory to the banks; (ii) our inability to successfully increase and expand vision care and refractive surgery programs; (iii) any future material reduction in demand for refractive surgeries or should the actual refractive eye care market be smaller than predicted; (iv) the degree current shortages in refractive surgery equipment adversely impact our access to same at reasonable prices; (v) any material inability to successfully open and integrate and profitably operate de novo clinics, refractive surgery centers and ASCs; (vi) any inability to obtain significant additional capital and to obtain modifications and or amendments to our credit facility in the event we are unable to sell significant business units of the company in full at reasonable prices; (vii) any inability to acquire additional sufficient working capital and financing at a reasonable cost to fund our future ongoing operations and growth strategy in the event an amendment or modification to our credit facility is not obtained or any inability to maintain compliance with the covenants and commitments set forth in our credit facility; (viii) future inability to pay recurring debts and payables as they become due; (ix) our inability to use cash from our credit facility to further our growth strategy due to the terms of the credit facility restricting the use of cash; (x) the loss of or changes in key management or directors; (xi) the short term basis of the bridge financing facility and the company's need for additional financing in the event the company or a significant business unit is not sold in the near future; (xii) our ability to successfully restructure existing relationships with our managed practices and maintain relationships with a significant portion of our managed practices for vision care and refractive business; (xiii) our inability to close on tentative agreements to unwind management agreements; (xiv) our increasing inability to collect management fees from managed practices; (xv) any unexpected increase in the charges related to the restructuring of our managed practices; (xvi) the number of practices terminating their relationships with us completely and the impact of any larger number of terminations than anticipated on our revenues and operations; (xvii) our inability to realize any significant benefits, cost savings or reductions from our restructuring and cost programs; (xviii) the loss of revenues due to the restructuring of practice management relationships and resulting from a change to interim management agreements; (xvix) any failure or significant delay of the newly structured business divisions of the Company to perform profitably, successfully and in line with analysts future expectations; (xx) any material inability to successfully manage changes in our business mix; (xxi)any material inability to achieve internal growth in our business and increase shareholder value; (xxii) any future operating and net losses we may incur; (xxiii) our inability to successfully integrate and profitably operate our managed care business or for existing managed care contracts to positively impact gross profit; (xxiv) the inability to expand our managed care business, renew existing managed care contracts or maintain and expand our Contract Provider Network; (xxv) any adverse change in our medical claims to managed care revenue ratio; (xxvi) changes in state and/or federal governmental regulations which could materially affect our ability to operate or materially affect our profitability; (xxvii) any adverse governmental or regulatory changes or actions, including any healthcare regulations and related enforcement actions; and (xxviii) the inability to maintain or obtain required licensure in the states in which we operate and in the states in which we may seek to operate in the future; (xxix) consolidation of our competitors, poor operating results by our competitors, or adverse governmental or judicial rulings against our competitors; (xxx) any failure by us to meet analysts expectations; (xxxi) our stock price; (xxxii) the effect of any future stock overhang in the market place (where the available stock for sale would be in excess of demand) and any negative impact on our stock price as a result of the overhang; (xxxiii) our inability to successfully defend against the class action lawsuits or any additional litigation that may arise; (xxxiv) any reduction in coverage of and ratings by analysts following us; (xxxv) our inability to continue to comply with SEC requirements and other factors including those identified in our filings from time-to-time with the SEC. The Company undertakes no obligation to publicly update or revise forward looking statements to reflect events or circumstances after the date of the press release and this Form 8-K or to reflect the occurrence of unanticipated events.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VISION TWENTY-ONE, INC.


                                              By: /s/ Theodore Gillette
                                                 -----------------------------
                                                      Theodore Gillette
                                              Its:    Chief Executive Officer

Dated:  December 13, 1999

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER            EXHIBIT


4.13*             Credit Agreement dated as of January 30, 1998 among Vision
                  Twenty-One, Inc. the Banks Party Hereto and Bank of Montreal as Agent.(1)

4.14*             Amended and Restated Credit Agreement dated as of July 1,
                  1998 among Vision Twenty-One, Inc., and the Bank of Montreal as Agent for a consortium of banks.(2)

4.15* First Amendment to the Amended and Restated Credit Agreement dated as of February 23, 1999 among Vision Twenty-One, Inc., the Banks party hereto and Bank of Montreal as Agent for the Banks.(3)

4.16* Second Amendment to the Amended and Restated Credit Agreement dated as of June 11, 1999 among Vision Twenty-One, Inc., the
                  Banks party hereto and Bank of Montreal as Agent for the Banks.(3)

4.17* Third Amendment to the Amended and Restated Credit Agreement dated as of August 30, 1999 by and among Vision Twenty-One, Inc., the Banks party hereto and Bank of Montreal as Agent for the Banks.(4)

4.18*             Waiver Letter dated October 14, 1999 to Amended and Restated
                  Credit Agreement dated as of July 1, 1998 by and among Vision
                  Twenty-One, Inc. the Banks Party thereto and Bank of Montreal as Agent.(5)

4.19*             Fourth Amendment and Waiver to the Amended and Restated
                  Credit Agreement dated as of November 12, 1999 by and among Vision Twenty-One, Inc. the Banks Party Thereto and Bank of
                  Montreal as Agent. (6)

4.20 Fifth Amendment to the Amended and Restated Credit Agreement dated as of November 24, 1999 by and among Vision Twenty-One, Inc. the Banks Party Thereto and Bank of Montreal as Agent.

4.21 Sixth Amendment to the Amended and Restated Credit Agreement dated as of December 3, 1999 by and among Vision Twenty-One, Inc. the Banks Party Thereto and Bank of Montreal as Agent.

4.22              Seventh Amendment to the Amended and Restated Credit
                  Agreement dated as of December 10, 1999 by and among Vision
                  Twenty-One, Inc. the Banks Party Thereto and Bank of Montreal as Agent.

                  (The Company is not filing any instrument with respect to long-term debt that does not exceed 10% of the total assets of the Company and the Company agrees to furnish a copy of such instrument to the Commission upon request.)



10.59*            Credit Agreement dated as of January 30, 1998 among Vision
                  Twenty-One, Inc., the Banks Party Hereto and Bank of Montreal as Agent filed as Exhibit 4.13 to this Report and incorporated herein by reference.

10.60*            Amended and Restated Credit Agreement dated as of July 1,
                  1998 among Vision Twenty-One, Inc. the Banks Party Hereto and
                  Bank of Montreal as Agent, filed as Exhibit 4.14 to this Report and incorporated herein by reference.

10.61* First Amendment to the Amended and Restated Credit Agreement dated as of February 23, 1999 among Vision Twenty-One, Inc., the Banks party hereto and Bank of Montreal as Agent for the Banks, filed as Exhibit 4.15 to this Report and incorporated herein by reference.

10.62* Second Amendment to the Amended and Restated Credit Agreement dated as of June 11, 1999 among Vision Twenty-One, Inc., the
                  Banks party thereto and Bank of Montreal as Agent for the Banks, filed as Exhibit 4.16 to this Report and incorporated herein by reference.

10.65* Third Amendment to the Amended and Restated Credit Agreement dated as of August 30, 1999 by and among Vision Twenty-One, Inc., the Banks party hereto and Bank of Montreal as Agent for the Banks, filed as Exhibit 4.17 to this Report and incorporated herein by reference.

10.67*            Waiver Letter dated October 14, 1999 to Amended and Restated
                  Credit Agreement dated as of July 1, 1998 by and among Vision
                  Twenty-One, Inc. the Banks Party thereto and Bank of Montreal as Agent, filed as Exhibit 4.18 to this report and incorporated herein by reference.

10.69*            Fourth Amendment and Waiver to the Amended and Restated
                  Credit Agreement dated as of November 12, 1999 by and among Vision Twenty-One, Inc. the Banks Party Thereto and Bank of
                  Montreal as Agent, filed as Exhibit 4.19 to this report and incorporated herein by reference.

10.70 Fifth Amendment to the Amended and Restated Credit Agreement dated as of November 24, 1999 by and among Vision Twenty-One, Inc. the Banks Party Thereto and Bank of Montreal as Agent, filed as Exhibit 4.20 to this report and incorporated herein by reference.

10.71 Sixth Amendment to the Amended and Restated Credit Agreement dated as of December 3, 1999 by and among Vision Twenty-One, Inc. the Banks Party Thereto and Bank of Montreal as Agent, filed as Exhibit 4.21 to this report and incorporated herein by reference.

10.72             Seventh Amendment to the Amended and Restated Credit
                  Agreement dated as of December 10, 1999 by and among Vision
                  Twenty-One, Inc. the Banks Party Thereto and Bank of Montreal as Agent, filed as Exhibit 4.22 to this report and incorporated herein by reference.

99.1 Press Release dated November 23, 1999 announcing appointment of Bruce S. Maller as Chairman of the Board of Directors.

99.2 Press Release dated December 10, 1999 announcing strategic initiatives updates.


----------------

* Previously filed as an Exhibit in the Company filing identified in the footnote following the Exhibit Description and incorporated herein by reference.

         (1) Form 8-K filed February 10, 1998.
         (2) Form 8-K filed July 10, 1998.
         (3) Form 10-K filed June 18, 1999.
         (4) Form 8-K filed September 14, 1999.
         (5) Form 8-K filed October 25, 1999.
         (6) Form 10-Q filed November 15, 1999.